Exhibit 10.4

OCCIDENTAL PETROLEUM CORPORATION
2015 LONG-TERM INCENTIVE PLAN
FORM OF AMENDMENT TO NOTICE OF GRANT OF PERFORMANCE RETENTION INCENTIVE AWARD (PERFORMANCE-BASED VESTING: EQUITY-SETTLED AWARD)
This Amendment (the “Amendment”) to the Notice of Grant of Performance Retention Incentive Award (Performance-based Vesting: Equity-Settled Award) (the “Notice”) previously granted under the Occidental Petroleum Corporation 2015 Long-Term Incentive Plan, as the same may be amended and restated from time to time (the “Plan”), is hereby made by and between OCCIDENTAL PETROLEUM CORPORATION, a Delaware corporation (“Occidental”), and _______________ (the “Grantee”), to be effective as of January 1, 2018 (the “Effective Date”). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Plan, the Notice or the Standard Award Terms and Conditions attached to the Notice.
WHEREAS, Occidental granted Performance Shares to the Grantee on July 8, 2015 pursuant to the Notice; and
WHEREAS, the Committee and the Grantee desire to amend the Notice as set forth below in order to remove the Grantee’s authorization that Occidental withhold all applicable Tax-Related Items legally payable by the Grantee first from any Dividend Equivalents or cash dividends payable pursuant to the Award.
NOW, THEREFORE, BE IT RESOLVED, that, the Notice is hereby amended as set forth below, effective as of the Effective Date:
The final paragraph in the section of the Notice titled “Dividends, Voting and Other Rights” shall be deleted in its entirety.
FURTHER RESOLVED, that, as amended hereby, the Notice is specifically ratified and reaffirmed.
[Signature Page Follows]

IN WITNESS WHEREOF, Occidental has caused the execution of this Amendment by its duly authorized officer, and the Grantee has executed this Amendment, all effective as provided herein.

OCCIDENTAL PETROLEUM CORPORATION

By:    ____________________________________
Name: Darin S. Moss
Title: Vice President Human Resources

ACCEPTED AND AGREED:

______________________________________
[Grantee Name]
Date: _________________________________

SIGNATURE PAGE TO
AMENDMENT TO NOTICE OF GRANT OF PERFORMANCE RETENTION INCENTIVE AWARD (PERFORMANCE-BASED VESTING: EQUITY-SETTLED AWARD)